UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2025

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15268 NW Greenbrier Pkwy, Beaverton, OR	97006
(Address of Principal Executive Offices)	(Zip Code)

(408)-627-4716

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed, on December 31, 2024, Datavault AI Inc., a Delaware corporation and formerly known as WiSA Technologies, Inc. (the “Company”), entered into a Convertible Promissory Note (the “EOS Note”) with EOS Technology Holdings Inc. (formerly known as Data Vault Holdings Inc., “EOS”) in the original principal amount of $10,000,000. Nathaniel Bradley, Chief Executive Officer and a director of the Company, is also the chief executive officer and sole director of EOS and owns shares in EOS. On September 7, 2025, the Company and EOS entered into an amendment and conversion agreement (the “EOS Note Amendment”) to the EOS Note, pursuant to which EOS converted (the “EOS Note Conversion”) $3,200,000 of the balance of the EOS Note into 10,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a conversion price of $0.32 per share, and the floor price set forth in the EOS Note was waived and did not apply to the EOS Note Conversion.

The foregoing does not purport to be a complete description of the EOS Note Amendment and is qualified in its entirety by reference to the full text of such document, which is filed as an exhibit to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02. The shares of Common Stock issued pursuant to the EOS Note Conversion were issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 promulgated under Regulation D of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Convertible Promissory Note Amendment and Conversion Agreement by and between the Company and EOS, dated as of September 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAVAULT AI INC.

Date: September 8, 2025	By:	/s/ Brett Moyer
	Name:	Brett Moyer
	Title:	Chief Financial Officer